united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

Deer Park Total Return Credit Fund

Class A Shares: DPFAX

Class I Shares: DPFNX

Annual Report

September 30, 2016

www.deerparkfund.com

1-888-868-9501

Distributed by Northern Lights Distributors, LLC

Member FINRA

September 30, 2016

Dear Investor,

The Deer Park Total Return Credit Fund (the “Fund”) is an open end mutual fund that invests primarily in legacy non-agency mortgage backed securities (“RMBS”) and legacy asset backed securities (“ABS”) which we believe have a very attractive fundamental backdrop of an improving U.S. economy and housing market. The Fund targets a distribution yield of 3-8% and a high single-digit total return with little correlation to both investment grade and high yield bonds. As of September 30, 2016, approximately 85% of the fund is in floating-rate bonds which we believe have the potential to provide significant protection in a rising interest rate environment.

Market Performance for the Fiscal Year Ending September 30, 2016

The Fund returned 4.51% in the third quarter of 2016, 8.43% year-to-date, and 11.32% since the Fund’s inception just under a year ago on October 16, 2015. The Fund made its quarterly distribution on September 29, 2016 of approximately $0.21/share which equated to approximately a 7.7% annualized distribution rate.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

				Year-to-	Inception through
	Q1 2016	Q2 2016	Q3 2016	Date	9/30/2016*
DPFNX Class I (NAV)	1.11%	2.61%	4.51%	8.43%	11.32%
DPFAX Class A (NAV)	1.04%	2.65%	4.34%	8.23%	10.97%
DPFAX Class A (Max Load)	-4.73%	-3.28%	-1.62%	2.05%	4.59%
Barclays Aggregate Bond Index	3.03%	2.21%	0.46%	5.80%	4.74%
HFRX Fixed Income – Credit Index	-1.84%	2.55%	2.19%	2.87%	-0.14%

*	Inception date for the I and A share classes is October 16, 2015.

Returns for periods longer than one year are annualized. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until September 8, 2017. After this fee waiver, the expense ratios are 2.24% and 1.99% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The Fund’s total annual operating expenses are 2.49% and 2.24% for the Class A and I shares, respectively. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free (888) 868-9501. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Cumulative Returns

The following chart shows the cumulative returns of the Fund, the Barclay’s U.S. Aggregate Bond Index and the HFRX Fixed Income – Credit Index from November 2015 (the first full month of Fund performance) through September 2016.

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Peer Analysis

The chart below shows performance statistics of the Fund relative to the Barclays U.S. Aggregate Bond Index and the HFRX Fixed Income – Credit Index from November 2015 (the first full month of Fund performance) through September 2016.

		Barclays US
	Deer Park Total	Aggregate Bond	HFRX Fixed Income -
	Return Credit I	Index	Credit Index
Cumulative Return	10.54%	5.17%	-0.69%
Standard Deviation	2.70%	2.41%	4.60%
Max Drawdown	-0.68%	-0.59%	-6.18%
Sharpe Ratio (Citi 3 Mo. T-Bill )	4.20	2.25	-0.21
Correlation to Deer Park	1.00	-0.28	0.28

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market Update

The market climate in legacy non-agency RMBS trading has generally improved over the past year. Specifically, we have observed an increased amount of purchasing activity from large money managers (e.g. mutual funds, insurance companies and banks). While the securities that these entities typically target reside on the higher levels of the capital structure, the influence on market prices has been observed for the broad array of tranches throughout the capital structure. This improvement in trade activity has resulted in both mark-to-market increases for legacy RMBS as well as attractive trading opportunities.

Underlying this increase in demand is an ongoing positive trend in collateral performance which is supported by overall U.S. economic and housing market improvements. From an economic growth perspective, the U.S. has continued to show reasonable levels of growth with the most recent release from the U.S. Commerce Department indicating that third quarter GDP grew at a rate of 2.9%; an improvement compared to second quarter GDP growth of 1.4%. Meanwhile, the labor market has also reflected durable improvements in the past several years. The most recent report from the Bureau of Labor Statistics indicated that the national unemployment rate has held steady at 5.0% as of September 30, 2016. Furthermore, recent Labor Department metrics indicate that applications for jobless aid have also declined and were reported at 252,000 as of the last week of September, close to the lowest level recorded since 1973. These positive trends remain uniformly beneficial for the long-term outlook on legacy residential collateral pools.

However, we see concerning credit risks developing in other segments of the structured products universe. An area of particular concern is the general deterioration in the credit quality of newly issued commercial mortgage backed securities (“CMBS”). While portions of the collateral pools backing these deals may perform reasonably well, we see an increased risk associated with exposure to retail properties and regional malls (and to a lesser extent with office space). Accordingly, we have positioned the portfolio to potentially generate attractive risk-adjusted yields from our core legacy RMBS/ABS holdings while avoiding what we believe to be less attractive segments of the market.

We continue to have a favorable view on the outlook for the U.S. housing market. The positive implications of both stable U.S. economic growth as well as an accommodative mortgage market will likely prove to be a positive influence on both default and prepayment characteristics for legacy non-agency RMBS, which, as of September 30, 2016, made up approximately 82% of the Fund’s portfolio.

In the midst of the volatility observed in global equity markets and the corporate high yield bond market at the end of 2015 and into early 2016, the structured products sector showed some weakness but performed relatively well. The weakness exhibited during this time, which can be characterized by lower levels of trade volume and forced selling by some market participants, has abated since the lows in mid-February. Since then, we observed an increase in activity as traders regained focus in the legacy non-agency RMBS market. While price levels for more credit sensitive portions of the non-agency RMBS market had remained stagnant early in the year, performance has reflected an upward shift as more market participants directed attention to these positions.

The steady improvement in the market for legacy RMBS throughout the year has provided a number of opportunities on both the new purchase and sell side of trading. The overall demand for legacy RMBS holdings remained strong, highlighted by particular interest focused on higher mezzanine and senior securities. The impact of increased demand for these more senior tranches and larger sized positions has been twofold as it has shifted price levels up for certain tranches, but has also created pockets of opportunity. As a result, we have continued to find attractive new purchase opportunities in small denomination securities and those that are a bit lower in the capital structure.

Performance Attribution

The largest contributors to performance year-to-date have been the Fund’s holdings in Subprime and Alt-A/Prime Mezzanine RMBS. Since inception, these same sectors have been the largest contributors to performance and represent the largest allocations in the Fund.

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market Outlook

RMBS Market

Looking back over the past year we have seen a substantial shift in the market. At the end of 2015 into Q1 2016, there was a technical selloff in the market that occurred, and base case yields increased. It is important to note that this selloff occurred despite the continued improvement in fundamental performance in the RMBS space (arguably this asset class has demonstrated the best overall fundamental performance of all structured products categories, in our opinion). Delinquencies continue to decline, voluntary prepayments have moved mildly upward, home price appreciation is slightly up and deleveraging continues in these legacy bonds. Over Q2 and Q3, demand has increased for legacy RMBS and, as mentioned, we have seen improvements in pricing and trading activity.

RMBS Fundamentals

In today’s uncertain environment, it is hard to see a better fundamental asset class than seasoned mortgages, in our opinion. These loans were created 9 to 20 years ago and they have survived the great mortgage crash. Many of these borrowers have proved they deserved their loans (Subprime, Alt-A or Prime) and now have built significant equity in their homes. Other borrowers have loans that have been modified to lower interest rates and for lower balance loans this can equate to a relatively low monthly payment. Conversely, renting a comparable property could cost significantly more each month.

Understandably, these borrowers are incentivized to do everything possible to pay their mortgage as renting would be detrimental to their household finances. Furthermore, the seasoned nature of these loans means that they are also entering into the amortization schedule where a considerable amount of the monthly payments are being applied to principal, accelerating the growth in equity.

We continue to find solid investment opportunities in legacy non-Agency RMBS. We believe that improving fundamentals and attractive return potential present a favorable investment alternative to the US equity markets, corporate bonds, and other global investment opportunities. We believe that now is a good entry point into the RMBS markets.

The Barclays Capital U.S. Aggregate Index provides a measure of the performance of the U.S. investment grades bonds market. HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, and Asset Backed. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments.

6774-NLD-11/22/2016

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2016

The Fund’s performance figures* for the period ended September 30, 2016, compared to its benchmark:

Inception** -
September 30, 2016
Class A Shares	10.97%
Class A Shares with load	4.59%
Class I Shares	11.32%
HFRX Fixed Income - Credit Index	0.06%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.24% and 1.99%, respectively, for Class A and Class I shares per the October 20, 2015 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (888) 868-9501.

**	Commencement of operations is October 16, 2015.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Investors cannot invest directly in the index.

Comparison of the Change in Value of a $10,000 Investment

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2016

The Fund’s top asset classes and industry sectors as of September 30, 2016, are as follows:

Percent of
Portfolio Composition:	Net Assets
Subprime Residential Mortgage Backed Securities	58.2%
Alternative-A/Prime Residential Mortgage Backed Securities	21.0%
Commercial Mortgage Backed Securities	12.2%
Corporate Bond	2.3%
Manufactured Housing	1.6%
Second Lien Mortgage Backed Securitites	1.3%
Short Term Investment	7.2%
Liabilities in Excess of Other Assets	(3.8)%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS
September 30, 2016

Principal ($)		Fair Value
	ALTERNATIVE-A/PRIME RESIDENTIAL MORTGAGE BACKED SECURITIES - 21.0%
446,982	Alternative Loan Trust 2005-36, 2.817% due 8/25/2035	$161,491
1,430,234	American Home Mortgage Investment Trust 2006-3, 0.755% due 12/25/2046	725,845
78,641	Bank of America Funding 2004-C Trust, 3.082% due 12/20/2034	71,204
140,191	Bank of America Funding 2005-F Trust, 0.842% due 9/20/2035	97,233
1,500,000	Bayview Financial Mortgage Pass-Through Trust 2005-C, 1.724% due 6/28/2044	1,061,058
2,000,000	Bayview Commercial Asset Trust 2007-6, 2.025% due 12/25/2037, 144A (b)	1,187,071
153,323	Bear Stearns Asset Backed Securities Trust 2004-SD1, 6.000% due 12/25/2042	134,394
71,836	Bear Stearns ARM Trust 2002-1, 3.890% due 8/25/2024	65,936
167,499	Bear Stearns Asset Backed Securities Trust 2003-AC4, 5.658% due 9/25/2033	164,663
136,112	CHL Mortgage Pass-Through Trust 2004-2, 2.751% due 3/25/2034	76,616
108,673	CHL Mortgage Pass-Through Trust 2005-11, 0.795% due 4/25/2035	86,052
323,309	Citicorp Mortgage Securities Trust Series 2006-4, 6.000% due 8/25/2036	287,934
217,118	Credit Suisse First Boston Mortgage Securities Corp., 5.697% due 5/25/2033	178,531
49,722	DSLA Mortgage Loan Trust 2004-AR3, 1.631% due 7/19/2044	44,068
2,926,000	GSAA Trust, 1.725% due 6/25/2035	1,515,165
54,094	GSR Mortgage Loan Trust 2006-AR2, 2.896% due 4/25/2036	47,815
208,734	Impac CMB Trust Series 2005-2, 1.290% due 4/25/2035	161,562
188,825	Impac CMB Trust Series 2005-3, 1.125% due 8/25/2035	138,155
498,102	IndyMac INDX Mortgage Loan Trust 2004-AR5, 1.425% due 8/25/2034	7,575
668,333	JP Morgan Mortgage Trust 2005-A1, 3.031% due 2/25/2035	520,198
508,304	MASTR Alternative Loan Trust 2006-2, 0.875% due 3/25/2036	102,648
790,931	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3, 3.595% due 9/25/2037	584,179
155,664	Merrill Lynch Mortgage Investors Trust Series MLMI 2004-A1, 2.828% due 2/25/2034	124,713
695,000	Prime Mortgage Trust 2006-CL1, 1.005% due 2/25/2035	373,062
325,067	RAAC Series 2004-SP3 Trust, 2.375% due 9/25/2034	214,052
3,627,073	RALI Series 2007-QH7 Trust, 0.795% due 8/25/2037	1,135,024
76,906	RFSC Series 2001-RM2 Trust, 2.942% due 6/25/2031	67,038
604,796	Sequoia Mortgage Trust 9, 1.657% due 9/20/2032	491,225
67,293	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS1 Trust, 5.159% due 2/25/2018	66,227
20,706	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS1 Trust, 5.159% due 2/25/2018	20,199
373,754	Wells Fargo Mortgage Backed Securities 2004-C Trust, 3.180% due 4/25/2034	189,456
	TOTAL ALTERNATIVE-A/PRIME RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $9,829,148)	10,100,389

	COMMERCIAL MORTGAGE BACKED SECURITIES - 12.2%
343,211	Bayview Commercial Asset Trust 2005-2, 1.135% due 8/25/2035, 144A (b)	277,986
705,471	Bayview Commercial Asset Trust 2005-2, 1.005% due 8/25/2035, 144A (b)	576,378
803,419	Bayview Commercial Asset Trust 2006-2, 0.945% due 7/25/2036, 144A (b)	656,769
859,498	Bayview Commercial Asset Trust 2007-2, 0.845% due 7/25/2037, 144A (b)	716,636
750,000	Bayview Commercial Asset Trust 2008-1, 2.025% due 1/25/2038, 144A (b)	623,179
2,000,000	Bayview Commercial Mortgage Pass-Through Trust 2006-SP1, 2.775% due 4/25/2036, 144A (b)	1,142,999
1,700,000	Bayview Commercial Mortgage Pass-Through Trust 2006-SP1, 1.625% due 4/25/2036, 144A (b)	1,266,234
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2004-LN2, 5.565% due 7/15/2041	138,891
2,200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, 6.116% due 4/17/2045	316,196
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, 6.116% due 4/17/2045	131,441
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $5,651,580)	5,846,709

	CORPORATE BOND - 2.3%
	FINANCIAL - 2.3%
1,250,000	Ocwen Financial Corp. 6.625% due 5/15/2019 (Cost $1,114,371)	1,115,625

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal ($)		Fair Value
	MANUFACTURED HOUSING - 1.6%
867,836	Conseco Financial Corp., 6.970% due 5/15/2029 (Cost $713,918)	$751,833

	SECOND LIEN MORTGAGE BACKED SECURITIES - 1.3%
227,373	Irwin Home Equity Loan Trust 2006-1, 0.735% due 9/25/2035, 144A (b)	208,357
456,949	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-S1, 1.145% due 1/25/2036, 144A (b)	435,281
	TOTAL SECOND LIEN MORTGAGE BACKED SECURITIES - (Cost $610,982 )	643,638

	SUBPRIME RESIDENTIAL MORTGAGE BACKED SECURITIES - 58.2%
245,351	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 3.900% due 4/25/2034	212,018
645,534	ACE Securities Corp Home Equity Loan Trust Series 2005-WF1, 4.025% due 5/25/2035	432,278
2,036,510	Asset-Backed Pass-Through Certificates Series 2002-3, 3.750% due 8/25/2032	1,039,992
2,199,781	Asset-Backed Pass-Through Certificates Series 2004-R12, 2.205% due 1/25/2035	1,203,269
1,369,491	Bear Stearns Asset Backed Securities Trust 2005-HE4, 2.400% due 4/25/2035	1,076,594
714,748	Carrington Mortgage Loan Trust Series 2004-NC1, 2.850% due 5/25/2034	569,416
108,218	CDC Mortgage Capital Trust 2003-HE2, 3.375% due 10/25/2033	93,389
1,273,737	CDC Mortgage Capital Trust 2004-HE3, 2.324% due 11/25/2034	1,151,766
723,316	Centex Home Equity Loan Trust 2002-C, 1.675% due 9/25/2032	435,676
550,856	Centex Home Equity Loan Trust 2004-B, 2.100% due 3/25/2034	398,786
222,288	Centex Home Equity Loan Trust 2004-D, 1.525% due 9/25/2034	181,319
811,945	Centex Home Equity Loan Trust 2005-A, 1.455% due 1/25/2035	433,126
164,664	Chase Funding Trust Series 2003-3, 4.885% due 5/25/2032	117,793
13,514	Citigroup Global Markets Mortgage Securities VII, Inc., 5.025% due 4/25/2033	13,481
749,493	Citigroup Mortgage Loan Trust, Inc., 1.620% due 2/25/2035	546,480
142,732	Countrywide Asset-Backed Certificates, 3.075% due 4/25/2033	123,803
12,048	Countrywide Asset-Backed Certificates, 2.325% due 5/25/2033	10,654
459,690	Countrywide Asset-Backed Certificates, 2.625% due 8/25/2033	405,119
263,366	Countrywide Asset-Backed Certificates, 2.475% due 2/25/2034	253,463
289,274	Countrywide Asset-Backed Certificates, 4.875% due 10/25/2034	51,553
928,113	Credit-Based Asset Servicing and Securitization LLC., 2.475% due 4/25/2032	765,991
2,920,000	Credit-Based Asset Servicing and Securitization LLC., 1.225% due 5/25/2036, 144A (b)	2,185,661
869,381	Credit Suisse First Boston Mortgage Securities Corp., 2.525% due 2/25/2035	802,009
67,485	CWABS Asset-Backed Certificates Trust 2004-5, 3.525% due 4/25/2034	65,635
441,912	CWABS Asset-Backed Certificates Trust 2005-1, 5.148% due 7/25/2035	306,710
783,000	CWABS Asset-Backed Certificates Trust 2005-4, 4.969% due 7/25/2035	218,532
1,007,443	EMC Mortgage Loan Trust 2002-A, 3.075% due 5/25/2039, 144A (b)	592,892
281,641	FBR Securitization Trust, 1.199% due 10/25/2035	141,082
805,785	Fremont Home Loan Trust 2004-C, 2.250% due 8/25/2034	696,381
484,672	GE Capital Mortgage Services Inc 1999-HE2 Trust, 7.905% due 6/25/2029	195,266
173,476	GSAMP Trust 2004-OPT, 3.074% due 11/25/2034	102,353
237,122	Home Equity Asset Trust, 3.075% due 3/25/2033	189,231
637,829	Home Equity Asset Trust, 4.025% due 3/25/2034	541,810
673,629	Home Equity Asset Trust, 3.125% due 8/25/2034	730,351
770,660	Home Equity Asset Trust, 2.025% due 3/25/2035	589,871
74,739	Home Equity Loan Trust 2003-HS2, 4.370% due 7/25/2033	74,662
19,674	IMC Home Equity Loan Trust 1998-5, 6.560% due 12/20/2029	20,151
271,105	Long Beach Mortgage Loan Trust 2001-2, 3.450% due 7/25/2031	261,213
360,192	Morgan Stanley ABS Capital I Inc Trust 2003-NC7, 6.150% due 6/25/2033	355,080
239,388	Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 6.150% due 9/25/2033	204,566
863,837	Morgan Stanley ABS Capital I Inc Trust 2004-HE4, 3.675% due 5/25/2034	810,659
66,316	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 3.225% due 9/25/2034	57,273

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal ($)		Fair Value
	SUBPRIME RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 58.2%
386,909	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 2.475% due 9/25/2034	$344,559
1,660,846	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 2.100% due 11/25/2034	1,128,613
1,376,891	Morgan Stanley ABS Capital I Inc Trust 2005-HE1, 1.830% due 12/25/2034	1,069,447
69,292	Morgan Stanley ABS Capital I Inc Trust 2004-NC7, 2.250% due 7/25/2034	62,191
344,199	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 1.620% due 1/25/2035	242,716
1,350,834	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1.949% due 1/25/2035	843,350
662,772	New Century Home Equity Loan Trust 2004-1, 2.850% due 5/25/2034	564,849
274,598	Provident Bank Home Equity Loan Trust 1999-3, 1.365% due 1/25/2031	234,196
1,341,430	RASC Series 2004-KS6 Trust, 5.285% due 7/25/2034	926,657
719,805	SASCO Mortgage Loan Trust 2004-GEL2, 4.965% due 5/25/2034	585,828
186,834	SASCO Mortgage Loan Trust 2004-GEL2, 4.965% due 5/25/2034	167,410
783,300	Saxon Asset Securities Trust 2003-3, 3.449% due 3/25/2033	669,260
361,654	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 2.700% due 2/25/2034	335,463
269,872	Securitized Asset Backed Receivables LLC Trust 2005-FR3, 1.500% due 4/25/2035	179,287
163,096	Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 3.075% due 2/25/2035	114,259
62,980	Structured Asset Investment Loan Trust 2003-BC2, 1.905% due 4/25/2033	53,788
145,759	Structured Asset Investment Loan Trust 2003-BC4, 5.400% due 6/25/2033	114,859
150,033	Structured Asset Investment Loan Trust 2003-BC8, 3.150% due 8/25/2033	130,758
170,553	Structured Asset Investment Loan Trust 2004-8, 1.455% due 9/25/2034	154,494
260,000	Terwin Mortgage Trust 2007-QHL1, 1.953% due 10/25/2038, 144A (b)	128,949
1,420,629	Truman Capital Mortgage Loan Trust, 3.275% due 1/25/2034, 144A (b)	1,311,004
	TOTAL SUBPRIME RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $26,809,697)	28,019,291

	SHORT-TERM INVESTMENT - 7.2%
	MONEY MARKET FUND - 7.2%
3,484,520	Goldman Sachs Financial Square Funds - Government Fund	3,484,520
	Government Fund, to yield 0.29% * (Cost $3,484,520)

	TOTAL INVESTMENTS - 103.8% (Cost $48,214,216) (a)	$49,962,005
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.8)%	(1,813,614)
	NET ASSETS - 100.0%	$48,148,391

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $48,214,216 differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,031,393
Unrealized Depreciation:	(283,604)
Net Unrealized Appreciation:	$1,747,789

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

(b)	144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At September 30, 2016 144A securities amounted to $11,309,396 or 23.5% of net assets.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

ASSETS
Investment in securities (identified cost $48,214,216), at fair value	$49,962,005
Receivable for securities sold	244,171
Interest receivable	89,277
Prepaid expenses and other assets	34,734
TOTAL ASSETS	50,330,187

LIABILITIES
Payable for investments purchased	2,102,699
Payable for Fund shares redeemed	1,661
Investment advisory fees payable, net	29,446
Payable to related parties	7,013
Distribution (12b-1) fees payable	2,994
Accrued expenses and other liabilities	37,983
TOTAL LIABILITIES	2,181,796
NET ASSETS	$48,148,391

Net Assets Consist Of:
Paid in capital	$46,402,110
Accumulated net realized loss from security transactions	(1,508)
Net unrealized appreciation of investments	1,747,789
NET ASSETS	$48,148,391

Net Asset Value Per Share:
Class A Shares:
Net Assets	$14,493,101
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,362,154
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.64
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$11.29

Class I Shares:
Net Assets	$33,655,290
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,161,209
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.65

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF OPERATIONS
For the Period Ended September 30, 2016*

INVESTMENT INCOME
Interest income	$1,750,484
TOTAL INVESTMENT INCOME	1,750,484

EXPENSES
Investment advisory fees	465,802
Distribution (12b-1) Fees:
Class A	24,873
Professional fees	76,520
Registration fees	56,592
Accounting services fees	32,995
Administrative services fees	27,140
Printing and postage expenses	19,137
Compliance officer fees	16,450
Non 12b-1 shareholder servicing	16,173
Transfer agent fees	12,806
Trustees fees and expenses	10,226
Custodian fees	6,700
Insurance expense	715
Other expenses	3,709
TOTAL EXPENSES	769,838

Less: Fees waived by the Adviser	(246,743)

NET EXPENSES	523,095
NET INVESTMENT INCOME	1,227,389

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	16,073
Net change in unrealized appreciation on investments	1,747,789

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,763,862

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,991,251

*	The Deer Park Total Return Credit Fund commenced operations on October 16, 2015.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30, 2016 **
FROM OPERATIONS
Net investment income	$1,227,389
Net realized gain from security transactions	16,073
Net change in unrealized appreciation of investments	1,747,789
Net increase in net assets resulting from operations	2,991,251

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(448,323)
Class I	(796,792)
From return of capital:
Class A	(139,965)
Class I	(340,837)
Net decrease in net assets resulting from distributions to shareholders	(1,725,917)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	17,445,520
Class I	34,002,818
Net asset value of shares issued in reinvestment of distributions:
Class A	564,276
Class I	988,616
Payments for shares redeemed:
Class A	(4,029,447)
Class I	(2,088,726)
Net increase in net assets resulting from shares of beneficial interest	46,883,057

TOTAL INCREASE IN NET ASSETS	48,148,391

NET ASSETS
Beginning of Period	—
End of Period*	$48,148,391
* Includes undistributed net investment loss of:	$—

SHARE ACTIVITY
Class A:
Shares sold	1,694,924
Shares reinvested	54,163
Shares redeemed	(386,933)
Net increase in shares of beneficial interest outstanding	1,362,154

Class I:
Shares sold	3,266,561
Shares reinvested	94,665
Shares redeemed	(200,017)
Net increase in shares of beneficial interest outstanding	3,161,209

**	The Deer Park Total Return Credit Fund commenced operations on October 16, 2015

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Class A	Class I
	Period Ended	Period Ended
	September 30, 2016 (1)	September 30, 2016 (1)
Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment income (2)	0.44	0.49
Net realized and unrealized gain on investments	0.64	0.62
Total from investment operations	1.08	1.11
Less distributions from:
Net investment income	(0.34)	(0.35)
Return of capital	(0.10)	(0.11)
Total distributions	(0.44)	(0.46)
Net asset value, end of period	$10.64	$10.65
Total return (3)(6)	10.97%	11.32%
Net assets, at end of period (000s)	$14,493	$33,655
Ratio of gross expenses to average net assets (4)(5)	3.25%	3.00%
Ratio of net expenses to average net assets (5)	2.24%	1.99%
Ratio of net investment income to average net assets (5)	4.82%	5.07%
Portfolio Turnover Rate (6)	28%	28%

(1)	The Deer Park Total Return Credit Fund Class A and Class I shares commenced operations on October 16, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

1.	ORGANIZATION

The Deer Park Total Return Credit Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation.

The Fund currently offers Class A shares and Class I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which can be waived by the Adviser. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from each of these groups. In accordance with the Trust’s valuation policies and procedures, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-advisers, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-advisers to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Subprime Residential Mortgage Backed Securities	$—	$28,019,291	$—	$28,019,291
Alternative-A/Prime Residential Mortgage Backed Securities	—	10,100,389	—	10,100,389
Commercial Mortgage Backed Securities	—	5,846,709	—	5,846,709
Corporate Bond	—	1,115,625	—	1,115,625
Manufactured Housing	—	751,833	—	751,833
Second Lien Mortgage Backed Securities	—	643,638	—	643,638
Short Term Investment	3,484,520	—	—	3,484,520
Total	$3,484,520	$46,477,485	$—	$49,962,005

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature.

To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2016 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Should the Fund invest in derivative instruments, it would be exposed to market risk and would be disclosed in the portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk would exist if that the part of the Fund’s cash were held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended September 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $50,102,588 and $6,355,439, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Deer Park Road Management Company, LP, Inc. as the primary sub-adviser (the “Sub-Adviser”) to the Fund. The Adviser compensates the Sub-Adviser for its services from the management

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

fees received from the Fund.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.84% of the Fund’s average daily net assets. The Sub-Adviser is paid by the Adviser, not the Fund. For the period ended September 30, 2016, the Fund incurred $465,802 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until November 30, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser)), not incurred in the ordinary course of the Fund’s business) do not exceed 2.24% per annum of Class A average daily net assets and 1.99% per annum for Class I average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the period ended September 30, 2016, the Adviser waived fees of $246,743.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2019
$246,743

Distributor – The Trust has adopted the Trust’s Master Distribution and Shareholder Services Plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% of the average daily net assets attributable to Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

12b-1 expenses incurred. Pursuant to the Plan, $24,873 in distribution fees for Class A shares were incurred during the period ended September 30, 2016.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the period ended September 30, 2016, the Distributor received $5,169 from front-end sales charges of which $719 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2016 was as follows:

Fiscal Year Ended
September 30, 2016
Ordinary Income	$1,245,115
Return of Capital	480,802
$1,725,917

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(1,508)	$—	$—	$1,747,789	$1,746,28 1

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,508.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expense and tax adjustments for paydowns, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(480,947)	$498,528	$(17,581)

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of September 30, 2016, Pershing held 67.9% of the voting securities of Class A shares and Schwab held 30.3% of the voting securities of Class I shares. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Pershing LLC or Schwab are also owned beneficially.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Deer Park Total Return Credit Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Deer Park Total Return Credit Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 16, 2015 (commencement of operations) through September 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deer Park Total Return Credit Fund as of September 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 16, 2015 (commencement of operations) through September 30, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

November 29, 2016

Deer Park Total Return Credit Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2016

As a shareholder of the Deer Park Total Return Credit Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Deer Park Total Return Credit Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/16	9/30/16	4/1/16 – 9/30/16	4/1/16 – 9/30/16
Class A	$1,000.00	$ 1,071.10	$11.57	2.24%
Class I	1,000.00	1,072.40	10.31	1.99

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/16	9/30/16	4/1/16 – 9/30/16	4/1/16 – 9/30/16
Class A	$1,000.00	$1,013.82	$11.25	2.24%
Class I	1,000.00	1,015.05	10.02	1.99

*	Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/366 (to reflect the full half-year period).

**	Annualized.

Deer Park Total Return Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	117

Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	117	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	105	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	142	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	142	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/16 – NLFT_v2

Deer Park Total Return Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISER

Princeton Fund Advisors, LLC

1580 Lincoln Street, Suite 680

Denver, CO 80203

INVESTMENT SUB-ADVISER

Deer Park Road Management Company, LP

1195 Bangtail Way

Steamboat Springs, CO 80477

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr. Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $20,000

(b)	Audit-Related Fees

2016 – None

(c)	Tax Fees

2016 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2016
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/05/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/05/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 12/05/16